Assets Held for Sale	12 Months Ended
Dec. 31, 2014
Assets Held for Sale

13     Assets held for sale

On November 17, 2014, the Company announced a proposed agreement with Norfolk Southern Corporation (“NS”) for the sale of approximately 283 miles of the Delaware and Hudson Railway Company, Inc.’s line between Sunbury, Pennsylvania, and Schenectady, New York. The assets expected to be sold to NS upon completion of this transaction have been classified as “Assets held for sale” on the Company’s Consolidated Balance Sheets. The assets continue to be reported at their carrying value as this is lower than their expected fair value. The sale to NS, when agreed, will be subject to regulatory approval by the STB and is expected to close in 2015.